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                                                                   EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of SJNB Financial Corp. on Form S-8 of our report dated January 15, 1998, appearing in the Annual Report on Form 10-K of SJNB Financial Corp.
for the year ended December 31, 1997.


KPMG PEAT MARWICK LLP

San Jose, California
June 25, 1998